ANDELL HOLDINGS, LLC

                          Irrevocable Power of Attorney

      The undersigned, Bruce I. Judelson, Managing Member of Andell Holdings, LLC, a Delaware limited liability company (the "Company"), hereby irrevocably appoints Michel Boucher with full power of substitution, as lawful attorney-in-fact, in its name, place and stead, with full power to execute and file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, the statement on Schedule 13D and any amendments or changes necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such changes to Schedule 13D as the aforesaid attorney-in-fact deems appropriate.

Dated: February 11, 2003
                                         ANDELL HOLDINGS, LLC


                                         By:     /s/ Bruce I. Judelson
                                             -----------------------------------
                                         Name: Bruce I. Judelson
                                         Its:  Managing Member

                                         Sworn to and subscribed before me
                                         this 11th day of February, 2003

                                                        NOTARIZED
                                         ---------------------------------------

                                         Notary Public

                                         My commission expires:


                                         ---------------------------------------

                         ACCEPTANCE BY ATTORNEY-IN-FACT

      Michel Boucher, named as attorney-in-fact in the foregoing Irrevocable Power of Attorney, hereby acknowledges receipt of the Irrevocable Power of Attorney and agrees to act in accordance with such Irrevocable Power of Attorney.

Dated: February 11, 2003


                                                 /s/ Michel Boucher
                                         ---------------------------------------
                                                     Michel Boucher